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                               INTELLIPHONE, INC.
                               6801 WAYZATA BLVD.
                         ST. LOUIS PARK, MINNESOTA 55426
                    PHONE (612) 544-1260   FAX (612) 544-1281




                                PROMISSORY  NOTE


$50,000.00                                   July 27, 1996


In place of our promissory note for $50,000 dated September 27, 1994, Intelliphone, Inc., a Minnesota Corporation whose principal place of business is located at 6801 Wayzata Blvd., St. Louis Park, Minnesota, 55426 promises to pay to the order of The Topp Family Trust, PO Box 191558 San Juan, Puerto Rico 00919 Fifty Thousand ($50,000.00) Dollars with interest from the above date at the rate of twelve percent (12%) per annum. Monthly payments of $500 for interest only will start on August 27, 1996. The entire principal will be due September 27, 1997.

In the event of a failure to make payment when due, the undersigned shall be liable for all costs of collection including reasonable attorney fees.

                              /s/ Jack Kohler
                              ---------------------
                              INTELLIPHONE, INC.
                              Jack Kohler
                              Chief Financial Officer